RELATED TO
FORWARD-LOOKING STATEMENTS
Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, Cash earnings, Cash earnings per diluted share, acquisitions, capital structure or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements.  These forward-
looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance.  Actual results may differ materially from those contemplated by forward-looking statements.  The Company refers you to its filings with the SEC, including its Annual Report on Form 10-K for year ended December 31, 2006 filed on February 22, 2007, for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements.
Forward-looking statements made during this presentation speak only as of today's date.  National Financial Partners
Corporation (“NFP”) expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Exhibit 99

RELATED TO
NON-GAAP FINANCIAL INFORMATION
The historical and forward-looking financial information in this presentation includes performance measures called
Cash earnings and Cash earnings per diluted share (“Cash EPS”), both of which are based on methodologies other than Generally Accepted Accounting Principles (“GAAP”).  Cash earnings is defined as GAAP net income excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets.  Cash EPS is calculated by dividing Cash earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. NFP uses these measures in analyzing its performance; it believes these measures are of interest to the investment community because they provide additional meaningful methods of evaluating certain aspects of
NFP’s operating performance from period to period on a basis that is not otherwise apparent under GAAP. Cash earnings and Cash EPS should not be viewed as substitutes for GAAP net income and GAAP net income per share, respectively.  Reconciliations of Cash earnings to GAAP net income and Cash EPS to GAAP net income per share, the most directly comparable GAAP measures, are included on the following page within this presentation as well as in NFP’s Quarterly Financial Supplements available on NFP’s Web site at www.nfp.com.

RECONCILIATION
NET INCOME TO CASH EARNINGS
Note:  The sum of the per-share components of Cash EPS may not agree with Cash EPS due to rounding.
(Dollars in thousands, except per share data)
GAAP Net income (loss) $57,578 $56,182   $40,142 $23,501 $11,593 $(5,742)
Amortization of intangibles 27,984 23,709 19,550 16,461 13,321 15,476
Depreciation 9,136 7,815 6,658 4,748 3,106 2,836
Impairment of goodwill and
intangible assets 10,745 8,057 4,791 9,932 1,822 4,394
Cash earnings $105,443 $95,763  $71,141 $54,642 $29,842 $16,964
GAAP net income (loss) per diluted share $    1.43 $    1.48 $    1.10 $    0.74 $    0.40 $  (0.24)
Amortization of intangibles 0.69 0.62 0.53 0.52 0.47 0.64
Depreciation 0.23 0.21 0.18 0.15 0.11 0.12
Impairment of goodwill and
intangible assets 0.27 0.21 0.13 0.31 0.06 0.18
Cash EPS $    2.61 $    2.52 $    1.94 $    1.72 $    1.04 $    0.70
2006                 2005              2004                2003              2002            2001

NATIONAL FINANCIAL PARTNERS

401(K) ADVISORS, INC. • ADMINISTRATIVE SYSTEMS, INC./THE BALANCED PROGRAM, INC. • ADVANCED SETTLEMENTS, INC./NATIONAL INSURANCE BROKERAGE, LLC • ALAN KAYE INSURANCE AGENCY, INC. • ALEXANDER BENEFITS CONSULTING, LLC • AMERICAN BENEFITS INSURANCE CORP. • AMERI[illegible]N WEAL[illegible] TRANSFER GROUP • ARNONE, LOWTH, FANNING, WILSON & LEIBOWITZ, INC. • ARTHUR D. SHANKMAN & COMPA[illegible] [illegible] GROUP • BALSER COMPANIES • BARRY KAYE ASSOCIATES, INC. • BEACON GROUP • BEACON FINANCIAL GRO[illegible] [illegible] ATES, INC. • BENEFIT PLANNING SERVICES, INC. • THE BENEFITS SOLUTION GROUP, INC. • BERNARD R. WOLF[illegible] ASSOCI[illegible], INC. • BINGHAM & HENSLEY RESOURCES, INC. • BISHOP, ORTIZ & LOCASCIO ASSOCIATES, INC. • BMG OF WNY • BOB MCCLOSKEY AGENCY, INC./BMI BENEFITS, LLC ? BROWN, BRIDGMAN & COMPANY • THE BROWNIN[illegible] P.A. • CASHMAN CONSULTING & INVESTMENTS, LLC • CHARON PLANNING EXECUTIVE BENEFITS, LLC • CHARON PLANNING HEALTH & WELFARE, LLC • CHRISTIE FINANCIAL GROUP, INC. • CLIPPINGER FINANCIAL GROUP, LLC • CLOUSE FINANCIAL, LLC • COMPASS CAPITAL MANAGEMENT,

[illegible]

GOLDEN & COHEN, LLC • GROUP BENEFIT SOLUTIONS • HALLMAN AND LORBER ASSOCIATES, INC. • HARBOR GROUP LTD./INSREVIEW, INC./PREFERRED SERVICES GROUP OF NY, LTD. • THE HARTFIELD COMPANY, INC. • HARVEST FINANCIAL GROUP, INC. • HERRIG & HERRIG FINANCIAL SERVICES OF FLORIDA, INC. • HIGHLAND CAPITAL BROKERAGE, INC. • HCB – AVON • HCB – ATLANTA • HCB – CHARLOTTE • HCB – CHICAGO • HCB – CRANFORD • HCB – INDIANAPOLIS • HCB – KNOXVILLE • HCB –MILWAUKEE • HCB – NORTHWEST • HCB – PHILADELPHIA • HCB – SAN DIEGO • HCB – SOUTHWEST • HOSTETLER CHURCH, LLC • HOWARD KAYE INSURANCE AGENCY, INC. • HSA CORPORATION • IKON BENEFIT SERVICES, INC./IKON BENEFITS GROUP, INC./IKON COMMUNICATIONS, INC./IKON FINANCIAL, INC. • INNOVATIVE BENEFITS CONSULTING, INC. • INNOVEST ADVISORS, INC. • INSURANCE AND FINANCIAL SERVICES, INC. • INTEGRATED PLANNING ASSOCIATES • IPS ADVISORS, INC. • IRC-OHU, INC. • JR KATZ, INC. • THE KNW GROUP, LLC • KOLINSKY HILL FINANCIAL GROUP • KRING FINANCIAL MANAGEMENT, INC. • LANNING & ASSOCIATES, INC. • LEGACY CAPITAL GROUP ARKANSAS, INC. • LENOX ADVISORS, INC. • LIBERTY FINANCIAL SERVICES, INC. • LIFESTYLE SETTLEMENTS, INC. • LINCOLN BENEFITS GROUP, INC. • LTCI PARTNERS, LLC • LUCCO FINANCIAL PARTNERS • M &

2007 Investor Conference Jessica Bibliowicz Chairman and CEO March 13, 2007

AGENDA Building a Strong Franchise The Outlook for Growth Scale Across the Organization The Firm Experience Meet the NFP Firms

POSITIONING FOR THE FUTURE
Vision
Build long term shareholder value
To be the dominant independent financial services
distribution firm
Continue to grow the value proposition of NFP’s
independent distribution franchise
Continuing to enhance earnings quality
Strategic, larger acquisitions to build franchise
Ongoing acquisition of recurring earnings

FINANCIAL AND OPERATING
OBJECTIVES
Cash EPS Growth Targets:
20% compound annual growth for 2007 and 2008
15%-20% growth beyond 2008 based on the following drivers:
Key Long Term Drivers
Size and characteristics of acquisitions
Larger transactions with recurring, stable earnings
Constant focus on quality
Opportunities available to firms
Cyclicality of product cycles
Operating leverage at the firm and corporate level
Centralization of facilities
Capital initiatives
Opportunistic

FINANCIAL AND OPERATING
OBJECTIVES (continued)
Key Assumptions
Acquisitions:
$20+ million in 2007 acquired base / Pipeline is healthy
NFP becoming the acquirer of choice
Same store revenue, net revenue and income before management fees growth:
2007 – mid to high single digits
2008 & beyond – high single digits
Leveraging excess capital:
Acquisitions remain the priority

OUR GROWING
FOOTPRINT
NFP owned firm
NFP affiliated firm
Corporate office
Concentrated areas of wealth in the U.S.

BUILDING A NATIONAL NETWORK – EXPANDING MARKET PRESENCE

gross margin per firm ($ in thous.)
# of firms at yr end

BUILDING SCALE –
FIRM LEVEL
From the time of the IPO, the average firm size has grown
due to organic growth and larger transactions
Firm Growth
$832
$975
$1,095
$1,132
130
144
160
176
$250
$350
$450
$550
$650
$750
$850
$950
$1,050
$1,150
$1,250
2003 2004 2005 2006
55
75
95
115
135
155
175
gross margin per firm
# of firms

SCALE IN RESOURCES –
AUSTIN UTILITIES
Investment has grown four-fold since 2000
New business units in response to firm needs
Compliance and Ethics Department
Strategic Underwriting
Practice Management
Wealth and Income Planning
Industry leading experts across all business lines
Five year CAGR for NFPSI and NFPISI total revenue was 19.6%
as of 2006 year end

LIFE INSURANCE SCALE –
PROVIDING CARRIERS WITH DISTRIBUTION SCALE
Leading Life insurance production levels in the independent channel
2006 Premium Volumes
Total Universal Life
Aegon USA Aegon USA
AIG-American General AIG-American General
AXA Financial/MONY AXA Financial/MONY
John Hancock ING Life Companies - U.S.
Lincoln National John Hancock
MetLife Companies Lincoln National
New York Life MetLife Companies
Northwestern Mutual Pacific Life
Pacific Life Phoenix Life Insurance
State Farm Life Sun Life of Canada
Annualized Premium $8,087,132,000 $4,132,369,000
Estimated NFP volume $500,000,000 $425,000,000-$475,000,000
Est. % of top 10 premium 6% 10%-11%
Source:  LIMRA's U.S. Individual Life Insurance Sales Survey
Note:  Alpha top ten list is based on recurring plus single premium

Forbes.com
Don't Believe The
THE WALL STREET JOURNAL.
Rebalancing Your Portfolio
Shifts in Global Markets Are Forcing a Major Overhaul Of End-of-Year Strategies
Puzzling Problem of
ame-Sex Estates
IA25
MOST INFLUENTIAL PEOPLE
MAKING T
FUTURE H
LTCI PARTNERS
Thomas Rickse Jr.
invest
Ready for the Home Stretch
Variable Annuities vs
boomer
MARKET ADVISOR
EXECUTIVE DECISION
Portfolio: Annuities Special
The Right Rider
Advisor
OLD-FASHIONED ADV
Rep.
Growth At A Price
Investme
Wealth Point Advisors To Acquire TPGR Daily
CRAIN'S
INVESTOR'S BUSINESS DAILY
E NEW AMERICA
Firm Cuts A Wide Swath Through Its Industry

COLLABORATION – A BENEFIT OF SCALE NFP/Firms in the News

Intellectual Capital
Integration
Cross Selling
Principal Meeting
Regional Meetings
Business Management
Access to Capital
Sub Acquisitions
Remediation
Independent
Brokerage
PartnersFinancial
NFP Securities/ RIA
Benefits Partners
NFP Firm
Long Term Planning
Business Development
Diversification
Incentive Plans
Succession
M&A Process
Firm Assessment
Retail
Platforms
Financial Integration
Firm Finance Director
Firm Relations Director
Utility Resource Director
Accounting/ General Ledger
HR/Payroll
Email
Cash Management
MIS
Internal Audit
Financial Reporting
COMPLIANCE & ETHICS

THE NFP FIRM EXPERIENCE

MEET THE FIRMS
Jordan Katz – JR Katz, Inc.; acquired 2000
Alan Meltzer – The Meltzer Group, Inc.; acquired 2001
Tom Riekse, Jr. – LTCI Partners, LLC; acquired 2006
Michael Pariano – Highland Capital Brokerage; acquired 2005

NATIONAL FINANCIAL PARTNERS

401(K) ADVISORS, INC. • ADMINISTRATIVE SYSTEMS, INC./THE BALANCED PROGRAM, INC. • ADVANCED SETTLEMENTS, INC./NATIONAL INSURANCE BROKERAGE, LLC • ALAN KAYE INSURANCE AGENCY, INC. • ALEXANDER BENEFITS CONSULTING, LLC • AMERICAN BENEFITS INSURANCE CORP. • AMER[illegible]N WEAL[illegible] TRANSFER GROUP • ARNONE, LOWTH, FANNING, WILSON & LEIBOWITZ, INC. • ARTHUR D. SHANKMAN & COMPA[illegible] GROUP • BALSER COMPANIES • BARRY KAYE ASSOCIATES, INC. • BEACON GROUP • BEACON FINANCIAL GRO[illegible] ATES, INC. • BENEFIT PLANNING SERVICES, INC. • THE BENEFITS SOLUTION GROUP, INC. • BERNARD R. WOL[illegible] ASSOC[illegible], INC. • BINGHAM & HENSLEY RESOURCES, INC. • BISHOP, ORTIZ & LOCASCIO ASSOCIATES, INC. • BMG OF WNY • BOB MCCLOSKEY AGENCY, INC./BMI BENEFITS, LLC ? BROWN, BRIDGMAN & COMPANY • THE BROWNI[illegible] P.A. • CASHMAN CONSULTING & INVESTMENTS, LLC • CHARON PLANNING EXECUTIVE BENEFITS, LLC • CHARON PLANNING HEALTH & WELFARE, LLC • CHRISTIE FINANCIAL GROUP, INC. • CLIPPINGER FINANCIAL GROUP, LLC • CLOUSE FINANCIAL, LLC • COMPASS CAPITAL MANAGEMENT, INC. • THE COMP CONSULTING COMPANIES, LLC • COMRISK SPECIALTY PRODUCTS, INC. • CONTEMPORARY BENEFITS DESIGN, INC. • CORPORATE BENEFIT ADVISORS, INC. • CORPORATE BENEFITS, INC. • CREATIVE EDGE PLANNING/CREATIVE EDGE CONCEPTS, LLC • CURTIS & ASSOCIATES, INC. • DELESSERT FINANCIAL SERVICES, INC. • DELOTT & ASSOCIATES, INC. • DENNIS P. BUCKALEW & ASSOCIATES, INC. • DIMEO SCHNEIDER & ASSOCIATES, LLC • DREYFUSS & BIRKE, LTD. • DUBLIN INSURANCE, INC. • ECA MARKETING, INC./DNA BROKERAGE, LLC • EDUCATORS PREFERRED CORPORATION • EILERS FINANCIAL SERVICES • EMPLOYERS SELECT PLAN AGENCY, INC. • ESTATE PLANNING ADVISORS, LLC • ESTATE RESOURCE ADVISORS, INC. • EXECUTIVE BENEFIT SYSTEMS, INC. • EXCESS REINSURANCE UNDERWRITERS, INC./QUANTUM CARE, INC. • FBD CONSULTING, INC. • FDR FINANCIAL GROUP, INC. • FIELD UNDERWRITERS AGENCY, INC. • FINANCIAL ARCHITECTS PARTNERS, LLC • FINANCIAL CONCEPTS OF THE TWIN CITIES, INC. • THE FINANCIAL GROUP, LLC • FIRST FINANCIAL PARTNERS CORP. • FIRST FINANCIAL RESOURCES, LTD. • FLEISCHER-JACOBS & ASSOCIATES, INC. • FORTUNE FINANCIAL GROUP, INC. • THE GARRETT GROUP • GOLDEN & COHEN, LLC • GROUP BENEFIT SOLUTIONS • HALLMAN AND LORBER ASSOCIATES, INC. • HARBOR GROUP LTD./INSREVIEW, INC./PREFERRED SERVICES GROUP OF NY, LTD. • THE HARTFIELD COMPANY, INC. • HARVEST FINANCIAL GROUP, INC. • HERRIG & HERRIG FINANCIAL SERVICES OF FLORIDA, INC. • HIGHLAND CAPITAL BROKERAGE, INC. • HCB – AVON • HCB – ATLANTA • HCB – CHARLOTTE • HCB – CHICAGO • HCB – CRANFORD • HCB – INDIANAPOLIS • HCB – KNOXVILLE • HCB – MILWAUKEE • HCB – NORTHWEST • HCB – PHILADELPHIA • HCB – SAN DIEGO • HCB – SOUTHWEST • HOSTETLER CHURCH, LLC

LOCASCIO ASSOCIATES, INC. • LEGACY CAPITAL GROUP ARKANSAS, INC. • PERSONAL CAPITAL MANAGEMENT, INC. • FIRST FINA

RESOURCES, LTD. • PLAN DESIGN SERVICES, INC. • LENOX ADVISORS, INC. • PORTELL FINANCIAL SERVICES, INC. • DEN

BUCKALEW & ASSOCIATES, INC. • THE HARTFIELD COMPANY, INC • EXCESS REINSURANCE UNDERWRITERS, INC. • QUANTUM

INC. • MASCHINO, HUDELSON & ASSOCIATES, LLC • THE PRIVATE CONSULTING GROUP (BUELLTON, CA) • HALLMAN AND L

ASSOCIATES, INC. • THE FINANCIAL ARCHITECTS PARTNERS, LLC • PROFESSIONAL BENEFITS SOLUTIONS, INC. • FIRST G

NATIONAL FINANCIAL PARTNERS

401(K) ADVISORS, INC. • ADMINISTRATIVE SYSTEMS, INC./THE BALANCED PROGRAM, INC. • ADVANCED SETTLEMENTS, INC./NATIONAL INSURANCE BROKERAGE, LLC • ALAN KAYE INSURANCE AGENCY, INC. • ALEXANDER BENEFITS CONSULTING, LLC • AMERICAN BENEFITS INSURANCE CORP. • AMERI[illegible]N WEAL[illegible] TRANSFER GROUP • ARNONE, LOWTH, FANNING, WILSON & LEIBOWITZ, INC. • ARTHUR D. SHANKMAN & COMPA[illegible] [illegible] GROUP • BALSER COMPANIES • BARRY KAYE ASSOCIATES, INC. • BEACON GROUP • BEACON FINANCIAL GRO[illegible] [illegible] ATES, INC. • BENEFIT PLANNING SERVICES, INC. • THE BENEFITS SOLUTION GROUP, INC. • BERNARD R. WOL[illegible] ASSOC[illegible], INC. • BINGHAM & HENSLEY RESOURCES, INC. • BISHOP, ORTIZ & LOCASCIO ASSOCIATES, INC. • BMG OF WNY • BOB MCCLOSKEY AGENCY, INC./BMI BENEFITS, LLC ? BROWN, BRIDGMAN & COMPANY • THE BROWNI[illegible] [illegible], P.A. • CASHMAN CONSULTING & INVESTMENTS, LLC • CHARON PLANNING EXECUTIVE BENEFITS, LLC • CHARON PLANNING HEALTH & WELFARE, LLC • CHRISTIE FINANCIAL GROUP, INC. • CLIPPINGER FINANCIAL GROUP, LLC • CLOUSE FINANCIAL, LLC • COMPASS CAPITAL MANAGEMENT,

GOLDEN & COHEN, LLC • GROUP BENEFIT SOLUTIONS • HALLMAN AND LORBER ASSOCIATES, INC. • HARBOR GROUP LTD./INSREVIEW, INC./PREFERRED SERVICES GROUP OF NY, LTD. • THE HARTFIELD COMPANY, INC. • HARVEST FINANCIAL GROUP, INC. • HERRIG & HERRIG FINANCIAL SERVICES OF FLORIDA, INC. • HIGHLAND CAPITAL BROKERAGE, INC. • HCB – AVON • HCB – ATLANTA • HCB – CHARLOTTE • HCB – CHICAGO • HCB – CRANFORD • HCB – INDIANAPOLIS • HCB – KNOXVILLE • HCB –MILWAUKEE • HCB – NORTHWEST • HCB – PHILADELPHIA • HCB – SAN DIEGO • HCB – SOUTHWEST • HOSTETLER CHURCH, LLC • HOWARD KAYE INSURANCE AGENCY, INC. • HSA CORPORATION • IKON BENEFIT SERVICES, INC./IKON BENEFITS GROUP, INC./IKON COMMUNICATIONS, INC./IKON FINANCIAL, INC. • INNOVATIVE BENEFITS CONSULTING, INC. • INNOVEST ADVISORS, INC. • INSURANCE AND FINANCIAL SERVICES, INC. • INTEGRATED PLANNING ASSOCIATES • IPS ADVISORS, INC. • IRC-OHU, INC. • JR KATZ, INC. • THE KNW GROUP, LLC • KOLINSKY HILL FINANCIAL GROUP • KRING FINANCIAL MANAGEMENT, INC. • LANNING & ASSOCIATES, INC. • LEGACY CAPITAL GROUP ARKANSAS, INC. • LENOX ADVISORS, INC. • LIBERTY FINANCIAL SERVICES, INC. • LIFESTYLE SETTLEMENTS, INC. • LINCOLN BENEFITS GROUP, INC. • LTCI PARTNERS, LLC • LUCCO FINANCIAL PARTNERS • M &

2007 Investor Conference JR KATZ Jordon Katz March 13, 2007

AGENDA History Changing Producer Groups Growth within NFP NFP Resources Continued Growth Strategy Role within NFP

HISTORY
Founded in 1976 to provide advisory services to the
successful entrepreneur
Wealth transfer planning and funding
Corporate benefits
1 Principal founded. 2 Principals at time of sale to NFP
Management team of six professionals
Equal balance between wealth transfer and corporate benefits
Established succession plan involving four junior
producers

HISTORY
Introduced to NFP by business attorney in March 1999
Evaluated NFP transaction versus a merger with a
significant Chicago-based financial services firm
Advantages of NFP transaction –
Partial value realization
Retention of entrepreneurial identity
Joined NFP in January 2000

ROLE OF A PRODUCER GROUP
Producer group concept established 30 years ago
Independent life insurance distribution typically accesses
the breadth of the market through a producer group
Producer group attributes
Leverage with carriers as a larger buying consortium
Combined buying power for accessing leading edge technology
Proprietary products (non-NFP producer groups)

ROLE OF A PRODUCER GROUP
(continued)
JR Katz previous producer group relationship dated back
to 1987
NFP offerings included
Benefits resources
Life insurance technology
NFPSI systems
PartnersFinancial
The transition has brought greater support to the benefits
and life business while maintaining a high level of services and shared intellectual capital

GROWTH WITHIN NFP
Since the transaction with NFP:
Profits have doubled
Staff has more than doubled
Cultural shift from a focus on two principals to a
greater sense of employee equity and shared value
NFP equity incentives given to key employees
Corporate benefits business
Life insurance systems, resources, and carrier access

NFP RESOURCES
Capabilities of the NFP team
New York and Austin
Joint firm work
Distribution resources
Study groups
Conferences
Regional meetings
Our structure allows us to leverage our capabilities while
benefiting from the economies of scale provided by NFP

CONTINUED GROWTH STRATEGY
Build a stronger brand for JR Katz
Leverage the NFP brand
Ensure the longevity of the business through succession
planning
Increase producers
Expand presence in our established market
Broaden strategic alliances with professional advisors and
NFP firms

NFP ROLE WITHIN
As a Firm
Contribute to the brand by building a strong identity for NFP in an important metropolitan market
Serve as a resource for other firms
Contribute to the intellectual capital of the overall enterprise
As Principals
Work with the NFP family of firms to build the overall franchise value for the benefit of all our clients
Advisory Council
A cross section of NFP firms fostering ongoing communication

401(K) ADVISORS, INC. • ADMINISTRATIVE SYSTEMS, INC./THE BALANCED PROGRAM, INC. • ADVANCED SETTLEMENTS, INC./NATIONAL INSURANCE BROKERAGE, LLC • ALAN KAYE INSURANCE AGENCY, INC. • ALEXANDER BENEFITS CONSULTING, LLC • AMERICAN BENEFITS INSURANCE CORP. • AMERICAN WEALTH TRANSFER GROUP • ARNONE, LOWTH, FANNING, WILSON & LEIBOWITZ, INC. • ARTHUR D. SHANKMAN & COMPANY, INC. • ASHTON GROUP • BALSER COMPANIES • BARRY KAYE ASSOCIATES, INC. • BEACON GROUP • BEACON FINANCIAL GROUP • BENEFIT ASSOCIATES, INC. • BENEFIT PLANNING SERVICES, INC. • THE BENEFITS SOLUTION GROUP, INC. • BERNARD R. WOLFE & ASSOCIATES, INC. • BINGHAM & HENSLEY RESOURCES, INC. • BISHOP, ORTIZ & LOCASCIO ASSOCIATES, INC. • BMG OF WNY • BOB MCCLOSKEY AGENCY, INC./BMI BENEFITS, LLC ? BROWN, BRIDGMAN & COMPANY • THE BROWNING GROUP II, INC. • THE BURKE GROUP• CASH & ASSOCIATES, P.A. • CASHMAN CONSULTING & INVESTMENTS, LLC • CHARON PLANNING EXECUTIVE BENEFITS, LLC • CHARON PLANNING HEALTH & WELFARE, LLC • CHRISTIE FINANCIAL GROUP, INC. • CLIPPINGER FINANCIAL GROUP, LLC • CLOUSE FINANCIAL, LLC • COMPASS CAPITAL MANAGEMENT, INC. • THE COMP CONSULTING COMPANIES, LLC • COMRISK SPECIALTY PRODUCTS, INC. • CONTEMPORARY BENEFITS DESIGN, INC. • CORPORATE BENEFIT ADVISORS, INC. • CORPORATE BENEFITS, INC. • CREATIVE EDGE PLANNING/CREATIVE EDGE CONCEPTS, LLC • CURTIS & ASSOCIATES, INC. • DELESSERT FINANCIAL SERVICES, INC. • DELOTT & ASSOCIATES, INC. • DENNIS P. BUCKALEW & ASSOCIATES, INC. • DIMEO SCHNEIDER & ASSOCIATES, LLC • DREYFUSS & BIRKE, LTD. • DUBLIN INSURANCE, INC. • ECA MARKETING, INC./DNA BROKERAGE, LLC • EDUCATORS PREFERRED CORPORATION • EILERS FINANCIAL SERVICES • EMPLOYERS SELECT PLAN AGENCY, INC. • ESTATE PLANNING ADVISORS, LLC • ESTATE RESOURCE ADVISORS, INC. • EXECUTIVE BENEFIT SYSTEMS, INC. • EXCESS REINSURANCE UNDERWRITERS, INC./QUANTUM CARE, INC. • FBD CONSULTING, INC. • FDR FINANCIAL GROUP, INC. • FIELD UNDERWRITERS AGENCY, INC. • FINANCIAL ARCHITECTS PARTNERS, LLC • FINANCIAL CONCEPTS OF THE TWIN CITIES, INC. • THE FINANCIAL GROUP, LLC • FIRST FINANCIAL PARTNERS CORP. • FIRST FINANCIAL RESOURCES, LTD. • FLEISCHER-JACOBS & ASSOCIATES, INC. • FORTUNE FINANCIAL GROUP, INC. • THE GARRETT GROUP • GOLDEN & COHEN, LLC • GROUP BENEFIT SOLUTIONS • HALLMAN AND LORBER ASSOCIATES, INC. • HARBOR GROUP LTD./INSREVIEW, INC./PREFERRED SERVICES GROUP OF NY, LTD. • THE HARTFIELD COMPANY, INC. • HARVEST FINANCIAL GROUP, INC. • HERRIG & HERRIG FINANCIAL SERVICES OF FLORIDA, INC. • HIGHLAND CAPITAL BROKERAGE, INC. • HCB – AVON • HCB – ATLANTA • HCB – CHARLOTTE • HCB – CHICAGO • HCB – CRANFORD • HCB – INDIANAPOLIS • HCB – KNOXVILLE • HCB –MILWAUKEE • HCB – NORTHWEST • HCB – PHILADELPHIA • HCB – SAN DIEGO • HCB – SOUTHWEST • HOSTETLER CHURCH, LLC • HOWARD KAYE INSURANCE AGENCY, INC. • HSA CORPORATION • IKON BENEFIT SERVICES, INC./IKON BENEFITS GROUP, INC./IKON COMMUNICATIONS, INC./IKON FINANCIAL, INC. • INNOVATIVE BENEFITS CONSULTING, INC. • INNOVEST ADVISORS, INC. • INSURANCE AND FINANCIAL SERVICES, INC. • INTEGRATED PLANNING ASSOCIATES • IPS ADVISORS, INC. • IRC-OHU, INC. • JR KATZ, INC. • THE KNW GROUP, LLC • KOLINSKY HILL FINANCIAL GROUP • KRING FINANCIAL MANAGEMENT, INC. • LANNING & ASSOCIATES, INC. • LEGACY CAPITAL GROUP ARKANSAS, INC. • LENOX ADVISORS, INC. • LIBERTY FINANCIAL SERVICES, INC. • LIFESTYLE SETTLEMENTS, INC. • LINCOLN BENEFITS GROUP, INC. • LTCI PARTNERS, LLC • LUCCO FINANCIAL PARTNERS • M &

2007 Investor Conference The Meltzer Group Alan Meltzer March 13, 2007

THE MELTZER GROUP Firm History Business Growth Sub-acquisitions The Future

FIRM HISTORY
Founded in 1982
Background - #1 MassMutual life agent for 16 years
Entered transaction with NFP in 2001
NFP provided resources to transition from producer to business:
1.  Access to Capital
2.  M&A Advice
3.  Legal Review

Life Insurance Group Benefits 401k Wealth Management Other 32% 68% 2% 51% 6% 35% 6% BUSINESS MIX Before NFP Transaction FY 2006

BUSINESS GROWTH
Revenue has grown over three fold since NFP
acquisition in 2001
Achieved earnout
On target to receive ongoing incentive later this year
Significantly diversified business
Headcount has increased from approximately 35 to
over 100

Build “Mini-NFP”
Created a plan to actively pursue sub-acquisition
opportunities in DC area
Key Strengths of Transactions
Recurring revenue, specifically group benefits
Cross-selling opportunities
Strategic partnerships
Pricing arbitrage given lower multiples paid
SUB-ACQUISITIONS

Sub-acquisition #1
Producer became a 412(i) and 419 specialist
Sub-acquisition #2
Producer transitioned the benefits book over the initial year and exited the business
Sub-acquisition #3
Producer focused on life insurance sales
SUB-ACQUISITIONS

Sub-acquisition #4
Benefits book purchase with owners becoming
producers
Acquisition of competitor in local market
Cross selling opportunity: 401(k) and ancillary products
Sub-acquisition #5
Purchase of benefits book of business and producer
remained part of the business
Cross selling opportunity: 401(k) sales
Significant growth potential due to the new resources
available to joining producer
SUB-ACQUISITIONS

THE FUTURE Continue sub-acquisition program Further diversify business Leverage NFP resources Cross selling

2007 Investor Conference LTCI Partners, LLC Tom Riekse, Jr. March 13, 2007

AGENDA
History of LTCI Partners
Transition to NFP: A Firm’s Perspective
LTCI Market Today and Tomorrow
Opportunities within the LTCI Market
Doing Business Inside NFP vs. Outside NFP
LTCI Partners’ Value Added Benefits

HISTORY OF LTCI PARTNERS
AND NFP
Formed in 2002 with the merger of Wisconsin Insurance
World and The Heartland Group, two long term care
wholesalers that had been around for over 10 years
One of the top three wholesalers for John Hancock,
Genworth and MetLife
Strong Industry Leadership
2006 Acquisition by NFP

TRANSITION TO NFP: A FIRM’S
PERSPECTIVE
Seamless transition
On site visit by firm operations to discuss
Acquisition integration
Cross marketing
Growth opportunities
Meetings with Austin personnel
With virtually no business interruption, accounting worked
diligently to implement
General ledger
Payroll system

WHY THE NFP MODEL WORKS
FOR US
Creating Revenue Generation Opportunities
Cost Effective Marketing
NFP promotes LTCI as a platform firm
NFP brings a broad range of firms to LTCI
Access to technology and practice management
Introduction to institutional market
Common alignment across firms as NFP shareholders

LONG TERM CARE MARKET
TODAY
Pricing has stabilized due to NAIC rate stabilization
Fewer key wholesaler players
Industry sales slowed, but LTCI gaining market share
Consumer knowledge still has room for improvement
In a 2006 John Hancock LTC survey: 65% of
respondents thought a year stay in a nursing home costs
$30,000
–
The correct answer is $71,000

LONG TERM CARE MARKET
TODAY
Application process is cumbersome and time consuming
Overall placement rate is 70%: 20% not written for
health reasons and 10% policyholder not interested
Government encourages purchase
www.longtermcare.gov

LONG TERM CARE MARKET
FUTURE
Pricing remains stable
Few new carriers – Genworth and John Hancock likely
to remain top 2 carriers
Work site enrollments more prevalent
Simplified application process – electronic applications
Annuity riders and impaired risk carriers increase
placement rate

OPPORTUNITIES WITHIN THE LTCI
MARKET
Executive Carve-out
Select group of executives and potentially spouses
with premiums paid by the corporation
Simplified Underwriting
Result - Triple Play - Corporation deducts the premium,
not considered income to the executive, benefits are tax-free
Average premium $50,000

OPPORTUNITIES (continued)
High Net Worth Clients
Clients concerned about living too long and needing help
because of impaired abilities
Result - This is an issue of client control.  Provide a way for the client to have a safe, dependable way of obtaining coverage
Average premium per couple $6,000
Local or State professional associations
Non-profits employee coverage

WHAT LTCI BRINGS TO NFP
Full-time staff of over 40 people dedicated to long-term
care insurance only
Side-by-side comparisons for client to demonstrate due
diligence on their behalf
Back office support walks cases through the
application process with updates every step of the way
On-line access to case status, forms library, proposals
and education

LTCI SIMPLIFIES PROCESS FOR
NFP FIRMS
Provides Education Material to Advisor so they can learn
the market
Assists in case design and underwriting issues for groups
and individuals
Helps with contracting and application process
Understands LTCI is not primary business for most
organizations

2007 Investor Conference HIGHLAND CAPITAL BROKERAGE – NEW ENGLAND Michael Pariano March 13, 2007

AGENDA Overview NFP Life Insurance Distribution Value of Brokerage Value of NFP: Distribution Synergies Growth Opportunities Institutional Independent

HIGHLAND OVERVIEW
Full-service national distribution company serving upscale
financial service professionals
Consistent integrated platform
Highly professional, educated and dedicated local staff
Extensive expert advanced planning support
Design assistance, product selection, point-of-sale expertise and efficient case processing
Special risk underwriting expertise
Multi-Carrier web-based case tracking system

NFP LIFE INSURANCE DISTRIBUTION
DIRECT
Life agent maintains relationship with life insurance carrier
Typically reflects a high level of production
BROKERAGE
Underwriting negotiation
Case consultation & design
Access to carriers that deal only with brokerage
AUSTIN
Access to extensive list of carriers
Seamless technology
Marketing support

VALUE OF BROKERAGE
To the carrier
Coordinated, national coverage
Ease of application submission
Clear channel of communication
To the institution/agent
Access to extensive carrier relationships
Underwriting negotiation
Case consultation & design
Business development
Compliance

VALUE OF NFP:
DISTRIBUTION SYNERGIES
Cross-selling opportunities
Long-term Care
PartnersFinancial
Annuities
Structured Settlements
Carrier access & support
Benefit of being associated with leading independent financial services distributor
Share in NFP’s unparalleled buying clout with carriers
Strict adherence to compliance issues

GROWTH OPPORTUNITIES:
INSTITUTIONAL BUSINESS
Consistent revenue
Exclusive contracts
Commitment to leading industry shift towards institutional
distribution
Strategic addition of institutional customers through
thorough profiling system
Carrier partnerships for fostering growth through training
and education

GROWTH OPPORTUNITIES: INDEPENDENT BUSINESS Easier access Strong customer base Competitive compensation arrangements

2007 Investor Conference Mike Goldman, Senior Vice President Head of Mergers and Acquisitions March 13, 2007

AGENDA Acquisition Model Strategy Sourcing Deals Execution Continued Success

ACQUISITION MODEL
EARNINGS SPLIT
Typically NFP purchases 50% of the cash flow
–
Operating cash flow at the time of acquisition is established (“Target Earnings”).  NFP has preferred position in first 50% of Target Earnings (“Base Earnings”) with the sellers receiving the amount between Base Earnings and Target Earnings. NFP and the entrepreneur share 50/50 in amounts over Target Earnings.
NFP’s Portion
Principal’s Portion
Base Earnings
Target Earnings
Earnings Above
Target
Firm Earnings
Split on 50/50 Deal
Split btwn. Principal
& NFP
Note: Above example does not include potential earnings splits from incentive plans.

Operating Operating
Company Company
A Subsidiary
of NFP
Management Contract Provides for:
Principals Earn Management
Fees
NFP Acquires 100% of
Operating Co.
Principals Principals
Are Are
Independent Independent
Contractors Contractors
Principals’ ability to manage day-to-day
operations of NFP’s subsidiary
Share financially in growth of business
Access to best practices and resources of the
NFP system
Non-Compete / Non-Solicit Covenants
Large Company Resources Combined with an Entrepreneurial Spirit
A Transferable
Asset
STRUCTURE
ACQUISITION MODEL

STRENGTHS
Principal tied exclusively to the bottom line
performance
Model provides for an earnout in the initial three-
years and ongoing incentives encouraging
entrepreneur to continue earnings growth
NFP maintains downside protection
Preserves ability of entrepreneurs to have a second
stage capitalization through the execution of a
successful succession plan for their business
ACQUISITION MODEL

4.9x
5.2x
5.2x
6.2x
5.8x
6.1x
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
2002 2003 2004 2005 2006 YTD 2007
Acquisition Multiple
Multiple is increasing due to larger acquisitions and the purchase of more recurring revenue
Multiple is above 6.0X in 2005 and 2007 because of the acquisition of
Highland and Balser, respectively
ACQUISITION MULTIPLE
ACQUISITION MODEL

FOCUS
Platform firms
Enhance NFP’s offerings and resources and provide
additional business lines to a broad section of existing
firms
Firms which enhance NFP’s revenue diversification
Firms which are market leaders in NFP’s core
competencies
Sub-acquisitions
ACQUISITION STRATEGY

PLATFORM FIRMS
Typically institutional in nature with wholesale
capabilities that are additive to existing firms
Examples
Annuity Wholesaler
Qualified Retirement Plan Consulting Firm
Group Benefits Firm with Niche in Healthcare Industry
Long-term Care Wholesaler
ACQUISITION STRATEGY

DIVERSIFICATION & MARKET LEADERS
Diversification
Benefits firms provide stable earnings and diversification
– Largest acquisition to date (Balser) is a leading executive benefits firm
– 16 of 21 acquisitions in the 2006 class were in the corporate and executive benefits sector
– Benefits acquisitions represent approximately two-thirds of acquired base earnings in December of 2006 and 2007
ACQUISITION STRATEGY
Market Leaders
Continually opportunistic in acquiring market leaders in
proven core competencies
– Life Insurance & Wealth Transfer
– Financial Advisory

SUB-ACQUISITIONS
Growth of core business
Expansion of business practices through additional
business lines
Succession planning
Acquisition multiple is typically lower
NFP and the principal generally split the cost of the
business
Base and target are generally increased
ACQUISITION STRATEGY

SOURCING DEALS
A leading source of deals are referrals from existing
firms
Approximately 45% of deals closed since the beginning of
2005 were sourced from firms
Internally sourced deals (Management and M&A staff)
Approximately 50% of deals closed since the beginning of
2005 were sourced internally
Bankers and brokers
Firms that are members of marketing organizations
Over 4,000 potential acquisition targets
800 with estimated financials

DEAL PROCESS
Initial meeting/
conversation  with
Principal(s) to determine
if there is a business/
cultural fit
Preliminary financial
diligence
On site visit and
thorough financial,
business plan, legal
and Kroll
investigatory review
Meeting with NFP
Senior Management
& Principal(s)
Board or
Commitment
Committee approval
DEAL CLOSES
EXECUTION

$0.4
$0.6
$0.9
$1.0
$1.0
$1.4
$0.0
$1.0
$2.0
2002 2003 2004 2005 2006 YTD 2007
Average Base Earnings Per Acquisition ($ in millions)
Average acquisition size is growing
The acquisition of Balser ($7.4M in base) in February of 2007 causes the significant increase in average base earnings per acquisition in 2007
INCREASING SIZE OF ACQUISITIONS
CONTINUED SUCCESS
Notes:
Reflects gross base earnings acquired for each period and does not reflect restructurings and/or dispositions.
YTD 2007 average base earnings includes $3.2 million of base earnings from two firms acquired in December
2006 as management considers these two acquisitions as part of the 2007 acquired base earnings objective due to the timing of the transactions.

$17.0
$21.4
$26.3
$21.3
$16.4
$17.6
$11.6
$14.2
$17.3
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
1999 2000 2001 2002 2003 2004 2005 2006 YTD
2007
Notes:
Reflects gross base earnings acquired for each period and does not reflect restructurings and/or dispositions.
YTD 2007 base earnings includes $3.2 million of base earnings from two firms acquired in December 2006 as management considers these two acquisitions as part of the 2007 acquired base earnings objective due to the timing of the transactions.
Base Earnings Acquired ($ in millions)
In 7 of the 8 years of operating history, met or exceeded acquisition budget
Acquisition budget increased to $20 million in 2007
Pipeline remains healthy
Total Base Earnings Acquired:    $163.1 million
BASE ACQUIRED
CONTINUED SUCCESS

TO CONCLUDE
Proven acquisition model
Focus on acquisitions that can offer greater resources to
enhance growth at existing firms
Stringent review of targets before acquisition executed
PIPELINE IS HEALTHY

NFP

NATIONAL FINANCIAL PARTNERS

401(K) ADVISORS, INC. • ADMINISTRATIVE SYSTEMS, INC./THE BALANCED PROGRAM, INC. • ADVANCED SETTLEMENTS, INC./NATIONAL INSURANCE BROKERAGE, LLC • ALAN KAYE INSURANCE AGENCY, INC. • ALEXANDER BENEFITS CONSULTING, LLC • AMERICAN BENEFITS INSURANCE CORP. • AMERICAN WEALTH TRANSFER GROUP • ARNONE, LOWTH, FANNING, WILSON & LEIBOWITZ, INC. • ARTHUR D. SHANKMAN & COMPANY, I[illegible] ASHT[illegible]ROUP • BALSER COMPANIES • BARRY KAYE ASSOCIATES, INC. • BEACON GROUP • BEACON FINANCIAL GROU[illegible] BENE[illegible] ASSOC[illegible]ES, INC. • BENEFIT PLANNING SERVICES, INC. • THE BENEFITS SOLUTION GROUP, INC. • BERNARD R. WOLF[illegible] & ASSOCIAT[illegible]C. • BINGHAM & HENSLEY RESOURCES, INC. • BISHOP, ORTIZ & LOCASCIO ASSOCIATES, INC. • BMG OF WNY • BO[illegible] MCCLOSK[illegible] AGENCY, INC./BMI BENEFITS, LLC ? BROWN, BRIDGMAN & COMPANY • THE BROWNING [illegible] • THE BURKE GROUP • CAS[illegible] & ASSOCIATES, P.A. • CASHMAN CONSULTING & INVESTMENTS, LLC • CHARON PLANNING EXECUTIVE BENEFITS, LLC • CHARON PLANNING HEALTH & WELFARE, LLC • CHRISTIE FINANCIAL GROUP, INC. • CLIPPINGER FINANCIAL GROUP, LLC • CLOUSE FINANCIAL, LLC • COMPASS CAPITAL MANAGEMENT, INC. • THE COMP CONSULTING COMPANIES, LLC • COMRISK SPECIALTY PRODUCTS, INC. • CONTEMPORARY BENEFITS DESIGN, INC. • CORPORATE BENEFIT ADVISORS, INC. • CORPORATE BENEFITS, INC. • CREATIVE EDGE PLANNING/CREATIVE EDGE CONCEPTS, LLC • CURTIS & ASSOCIATES, INC. • DELESSERT FINANCIAL SERVICES, INC. • DELOTT & ASSOCIATES, INC. • DENNIS P. BUCKALEW & ASSOCIATES, INC. • DIMEO SCHNEIDER & ASSOCIATES, LLC • DREYFUSS & BIRKE, LTD. • DUBLIN INSURANCE, INC. • ECA MARKETING, INC./DNA BROKERAGE, LLC • EDUCATORS PREFERRED CORPORATION • EILERS FINANCIAL SERVICES • EMPLOYERS SELECT PLAN AGENCY, INC. • ESTATE PLANNING ADVISORS, LLC • ESTATE RESOURCE ADVISORS, INC. • EXECUTIVE BENEFIT SYSTEMS, INC. • EXCESS REINSURANCE UNDERWRITERS, INC./QUANTUM CARE, INC. • FBD CONSULTING, INC. • FDR FINANCIAL GROUP, INC. • FIELD UNDERWRITERS AGENCY, INC. • FINANCIAL ARCHITECTS PARTNERS, LLC • FINANCIAL CONCEPTS OF THE TWIN CITIES, INC. • THE FINANCIAL GROUP, LLC • FIRST FINANCIAL PARTNERS CORP. • FIRST FINANCIAL RESOURCES, LTD. • FLEISCHER-JACOBS & ASSOCIATES, INC. • FORTUNE FINANCIAL GROUP, INC. • THE GARRETT GROUP • GOLDEN & COHEN, LLC • GROUP BENEFIT SOLUTIONS • HALLMAN AND LORBER ASSOCIATES, INC. • HARBOR GROUP LTD./INSREVIEW, INC./PREFERRED SERVICES GROUP OF NY, LTD. • THE HARTFIELD COMPANY, INC. • HARVEST FINANCIAL GROUP, INC. • HERRIG & HERRIG FINANCIAL SERVICES OF FLORIDA, INC. • HIGHLAND CAPITAL BROKERAGE, INC. • HCB – AVON • HCB – ATLANTA • HCB – CHARLOTTE • HCB – CHICAGO • HCB – CRANFORD • HCB – INDIANAPOLIS • HCB – KNOXVILLE • HCB –MILWAUKEE • HCB – NORTHWEST • HCB – PHILADELPHIA • HCB – SAN DIEGO • HCB – SOUTHWEST • HOSTETLER CHURCH, LLC • HOWARD KAYE INSURANCE AGENCY, INC. • HSA CORPORATION • IKON BENEFIT SERVICES, INC./IKON BENEFITS GROUP, INC./IKON COMMUNICATIONS, INC./IKON FINANCIAL, INC. • INNOVATIVE BENEFITS CONSULTING, INC. • INNOVEST ADVISORS, INC. • INSURANCE AND FINANCIAL SERVICES, INC. • INTEGRATED PLANNING ASSOCIATES • IPS ADVISORS, INC. • IRC-OHU, INC. • JR KATZ, INC. • THE KNW GROUP, LLC • KOLINSKY HILL FINANCIAL GROUP • KRING FINANCIAL MANAGEMENT, INC. • LANNING & ASSOCIATES, INC. • LEGACY CAPITAL GROUP ARKANSAS, INC. • LENOX ADVISORS, INC. • LIBERTY FINANCIAL SERVICES, INC. • LIFESTYLE SETTLEMENTS, INC. • LINCOLN BENEFITS GROUP, INC. • LTCI PARTNERS, LLC • LUCCO FINANCIAL PARTNERS • M &

The Austin Value Proposition Jeff Montgomery CEO, NFP Securities, Inc. March 13, 2007 EVP & COO, NFP Insurance Services, Inc.

OVERVIEW Mission and Strategy The Insurance Utility The Benefits Group The Broker-Dealer and Registered Investment Advisor

KEY TENETS OF THE DISTRIBUTION COMPANY Mission: To support and grow NFP firms by providing top of class product, technology, sales strategies, advice, processing, and support

LINES OF BUSINESS
Life Insurance
Benefits
Investment & Asset Management
NFP CHANNELS
Life Brokerage
NFP Firms
Highland Capital Brokerage
High Cap Producer Group
NFP BGAs
Wholesale
Retail
Benefits Partners
PartnersFinancial
Alliances
Fusion
TJ Raney
NFP UTILITIES & RESOURCES
Insurance
Advisory & Investment Services
Benefits
Broker-Dealer
Wealth & Income Planning
Practice Management
Professional Partnerships
NFP

NFP DISTRIBUTION MODEL

NFP CHANNELS
Life Brokerage
NFP Firms
PartnersFinancial
Highland Capital Brokerage
High Cap Producer Group
NFP BGAs
Wholesale
Retail
Benefits Partners
Fusion
TJ Raney
Alliances
NFP RESOURCES
Compliance & Ethics
Professional Partnerships
Practice Management
Wealth & Income Planning
NFP UTILITIES
Insurance
Advisory & Investment Services
Benefits
Broker-Dealer
NFP CORPORATE SERVICES
NFP
Distributors
Revenue Growth
Tools

NFP DISTRIBUTION MODEL

INDUSTRY PRESENCE
Insurance:
A leading independent distribution company by
premium
Investments:
Top 10 U.S. insurance and independent
broker-dealer by revenue
Benefits:
A leading distribution company in small to mid-size
corporate marketplace by premium
ONE COMPANY, NETWORK SELLING

THE NFP DISTRIBUTION VALUE
PROPOSITION
Boutique channel strategy
Scalable
Strong utility-based marketing, sales, and
operations support to power NFP firms
Intellectual capital
Unique growth tools, product support, and
technology
Dedicated NFP teams at major vendors
NFP Resources Division
– Recently launched Baby Boomer marketing initiative
Customized technology –-sub-account management
system, variable annuity search engine

THE NFP DISTRIBUTION VALUE
PROPOSITION
Feature Acquired Platforms
NETWORK SELLING - A major asset
EXAMPLES: LTCI, ECA, 401(k) Advisors,
Highland Capital
Meetings, training, and study groups
Manage “culture” - Relationships matter

NATIONAL FINANCIAL PARTNERS

401(K) ADVISORS, INC. • ADMINISTRATIVE SYSTEMS, INC./THE BALANCED PROGRAM, INC. • ADVANCED SETTLEMENTS, INC./NATIONAL INSURANCE BROKERAGE, LLC • ALAN KAYE INSURANCE AGENCY, INC. • ALEXANDER BENEFITS CONSULTING, LLC • AMERICAN BENEFITS INSURANCE CORP. • AMER[illegible]N WEAL[illegible] TRANSFER GROUP • ARNONE, LOWTH, FANNING, WILSON & LEIBOWITZ, INC. • ARTHUR D. SHANKMAN & COMPA[illegible] GROUP • BALSER COMPANIES • BARRY KAYE ASSOCIATES, INC. • BEACON GROUP • BEACON FINANCIAL GRO[illegible]ATES, INC. • BENEFIT PLANNING SERVICES, INC. • THE BENEFITS SOLUTION GROUP, INC. • BERNARD R. WOL[illegible] ASSOC[illegible], INC. • BINGHAM & HENSLEY RESOURCES, INC. • BISHOP, ORTIZ & LOCASCIO ASSOCIATES, INC. • BMG OF WNY • BOB MCCLOSKEY AGENCY, INC./BMI BENEFITS, LLC ? BROWN, BRIDGMAN & COMPANY • THE BROWNIN[illegible] P.A. • CASHMAN CONSULTING & INVESTMENTS, LLC • CHARON PLANNING EXECUTIVE BENEFITS, LLC • CHARON PLANNING HEALTH & WELFARE, LLC • CHRISTIE FINANCIAL GROUP, INC. • CLIPPINGER FINANCIAL GROUP, LLC • CLOUSE FINANCIAL, LLC • COMPASS CAPITAL MANAGEMENT,

GOLDEN & COHEN, LLC • GROUP BENEFIT SOLUTIONS • HALLMAN AND LORBER ASSOCIATES, INC. • HARBOR GROUP LTD./INSREVIEW, INC./PREFERRED SERVICES GROUP OF NY, LTD. • THE HARTFIELD COMPANY, INC. • HARVEST FINANCIAL GROUP, INC. • HERRIG & HERRIG FINANCIAL SERVICES OF FLORIDA, INC. • HIGHLAND CAPITAL BROKERAGE, INC. • HCB – AVON • HCB – ATLANTA • HCB – CHARLOTTE • HCB – CHICAGO • HCB – CRANFORD • HCB – INDIANAPOLIS • HCB – KNOXVILLE • HCB – MILWAUKEE • HCB – NORTHWEST • HCB – PHILADELPHIA • HCB – SAN DIEGO • HCB – SOUTHWEST • HOSTETLER CHURCH, LLC • HOWARD KAYE INSURANCE AGENCY, INC. • HSA CORPORATION • IKON BENEFIT SERVICES, INC./IKON BENEFITS GROUP, INC./IKON COMMUNICATIONS, INC./IKON FINANCIAL, INC. • INNOVATIVE BENEFITS CONSULTING, INC. • INNOVEST ADVISORS, INC. • INSURANCE AND FINANCIAL SERVICES, INC. • INTEGRATED PLANNING ASSOCIATES • IPS ADVISORS, INC. • IRC-OHU, INC. • JR KATZ, INC. • THE KNW GROUP, LLC • KOLINSKY HILL FINANCIAL GROUP • KRING FINANCIAL MANAGEMENT, INC. • LANNING & ASSOCIATES, INC. • LEGACY CAPITAL GROUP ARKANSAS, INC. • LENOX ADVISORS, INC. • LIBERTY FINANCIAL SERVICES, INC. • LIFESTYLE SETTLEMENTS, INC. • LINCOLN BENEFITS GROUP, INC. • LTCI PARTNERS, LLC • LUCCO FINANCIAL PARTNERS • M &

Sue Pirog Assistant Vice President, Strategic Underwriting and Advanced Design

NFP CHANNELS
Life Brokerage
NFP Firms
PartnersFinancial
Highland Capital Brokerage
High Cap Producer Group
NFP BGAs
Wholesale
Retail
Benefits Partners
Fusion
TJ Raney
Alliances
NFP UTILITIES
Insurance
Advisory & Investment Services
Benefits
Broker Dealer
NFP

THE INSURANCE UTILITY

Firm Support Services
Revenue Opportunity Identification
Special Case Unit
Compensation Advocacy
Benchmarks, Product, & Underwriting Resources
UConnect
Sales & Marketing Packages
Educational Meetings & Training On Demand
P.A.C.E Solutions
Dedicated Carrier Resources
Channel Support Services
Underwriting Advocacy
Technology Project Management
Carrier Advisory Relationships
Marketing Campaigns
Product, Strategy, & Resource Training
Sales Strategies & Vendor Due Diligence
Utility Department Services
Strategic Technology
Strategy Research & Development
Training
Strategic Underwriting & Advanced Design
Carrier & Product Management
NFP ISI Utility

THE INSURANCE UTILITY VALUE PROPOSITION

THE OPPORTUNITY Core Questions: How do we help NFP firms grow their revenue? Why would a client choose an NFP firm?

Success Story – Firm Growth
Negotiate and Influence

PYRAMID OF SUCCESS Tool Application & “The Human Touch” Technology Tools Underwriting Resources Research & Development Carrier Management Product Management NFP Resources

INSURANCE SERVICES
Quick Links
Shortcuts
Insurance Home
Life Carriers
SPIA Carriers
Product Resources
Life
Product Wizards
Benchmark Comparisons
P.A.C.E. Online
P.A.C.E. Solutions
Product References
U.Choose
FAQs
Secondary Guarantees
Due Diligence Reports
Competition Evaluator
Life, SPIA & LTC Combinations
Carrier Interest Rates
WinFlex Web
VitalSales Suites
SPIA
Underwriting/New Business
Sales Strategies
Training & Education
Firm Development
Previous Page
U•CONNECT
Scanning Guidelines
to assist with
direct
integration
with carriers
Benchmark Comparisons
To access the documents, please click on the appropriate "X".
Fixed Products
Scenario
NFP Carriers
NFP Life Brokerage
Universal Life
Full Pay
Short Pay
Single Pay
Minimum Premium to A100
Male
Female
No Lapse Guarantee
Early Cash Accumulation
Survivorship Universal Life
Whole Life Products
Whole Life
Survivorship Whole Life
Variable Products
Variable Life
Minimum Premium to Endow
Maximum Distribution
Survivorship Variable Universal Life

PRODUCT MANAGEMENT
Carrier strengths and features
Know the competition
Carrier product advisory groups
Tools and Wizard
WinFlex web management
Client-centric analysis
Benchmarking / Due diligence
Product input
CUSTOMIZATION AND PROPRIETARY NFP TOOLS

Identify Life Insurance Revenue Opportunities
Strategy & Vendor Due Diligence
Carriers & Vendor Coordination
Tool & Concept Development
Training & Education
Marketing Coordination

RESEARCH AND DEVELOPMENT FROM SALES CONCEPT TO SALE

INSURANCE
Quick Links
Shortcuts
Underwriting Resources
Documents and Resources
School of Excellence
Register Now!
Helpful Links

U•CONNECT
2005
NATIONAL FINANCIAL PARTNERS
What is U•CONNECT ?
What is U-Connect
UConnect is a secure web-based application created by NFP to allow you to create and manage multiple cases, store documents, and submit business electronically to all core and sponsored carriers, Advanced Settlements and the NFP Life Brokerage platform. UConnect is completely paperless, reducing shipping costs and helping your firm manage multiple cases more effectively. Using UConnect you are able to quickly create a case, submit that case to one or more carriers and track activity on that case. Carriers that receive information through UConnect are able to get your case in front of an underwriter faster allowing you to be more responsive to your clients.
How UConnect Benefits Your Firm:
Electronic Case Submission: Case files and underwriting information can be submitted electronically to carriers, thus allowing you to spend more time focused on the client and less time on administrative tasks.
Simple to Use and Understand: UConnect is designed to be fast and easy to use. UConnect only requires you to input basic information about your clients in order to create a case. Once your case is created you are only a few clicks away from submitting it directly to a carrier. UConnect standardizes the process of submitting new business to different carriers. Firms using UConnect get their applications in front of an underwriter faster and are able to reduce the turnaround time by 2-3 days on a case
Reduced Shipping Costs for your Firm: Electronic document distribution eliminates the need to make multiple copies of a case file. UConnect eliminates the cost and delays associated with distributing documents through mail.
Security: UConnect uses 128-bit SSL encryption to ensure that all information sent to or from UConnect is secure from unauthorized access.
What's New in UConnect?
The latest version of UConnect, released in April 2005, includes significant improvements designed help your firm track and manage multiple cases and place business with carriers faster. If you are unfamiliar with UConnect NFP has created an online training library to help you learn more about how UConnect can benefit your firm.
Click here to see some of the new enhancements in U Connect 2005

UNDERWRITING RESOURCES
Life Insurance Requirements for
Underwriting (LIRU)
Risk Tutor
Underwriting Expertise
• Financial
• Medical
Multi-carrier platform and WinFlex
Web
Ease of doing business through
UConnect
Direct imaging provides value
added feature with carriers …
NFP packaged cases moved to the
“top of the stack”
End result: Quicker turnaround and more
business

AIG AMERICAN GENERAL

AXA

Genworth Financial

ING

John Hancock

MetLife®

PACIFIC LIFE

PHOENIX

Sun Life Financial®

NFP

CARRIER MANAGEMENT Partnership Dedicated NFP teams Exclusive offerings Riders Features Case Design Sales Strategies Retention Access to senior level decision makers

Case Consultation
Product Selection
Medical & Financial
Underwriting
Mission

INTELLECTUAL CAPITAL
Unique to the industry is the Special Case Unit. This team utilizes these resources as a foundation, combined with intellectual capital, to position firms with the leverage and confidence to operate in an ultra-high net worth market. Their goals are to:
Align premier strategic resources
Bring a holistic, client-centric approach to concierge services
Deliver the best
underwriting
offers and capacity
Product selection and case design
Carrier management
Case packaging
Customized client presentations
Technology-
via proprietary case tracking
Negotiate and Manage the Process

Select
Preferred
Preferred
Standard
Table 1
Table 2
Table 3
Table 4
Table 5
Table 6
Table 7
Table 8
Table 9
Table 10

121% 116% 131% 140% 149% 158% 175% 190% 205% 234% 70.6% 77.5% 100% 0
50%
100%
150%
200%
250%
Standard Smoker
(Example: Male Age 75 / Rates will Vary from Company to Company)
IMPACT OF A SUB-STANDARD RATING
ON A LIFE INSURANCE PREMIUM

SUCCESS STORY
Case Design
High profile client
Total death benefit need over $100MM
Multiple in-force policies to be replaced
Multiple trusts & phases to complete
Combination of UL, SUL and Term
Challenges to Overcome
Competition from producer of existing
policies
Need for privacy
Multiple carriers needed to stay within
carriers’ capacity limits and avoid
reinsurance

FIRM SUCCESS STORY
How the Special Case Unit helped
Impressed client’s CPA with ability to shop the marketplace
Provided carrier benchmarking including BGA to ensure
most competitive products were presented
Maximized carrier capacity and set up phases to stay
within limits to avoid reinsurance
Negotiated underwriting offers as needed
Results
$78 million of coverage, >$350K EFYC
Possibility of more insurance to be sold on clients
Gained additional referrals through relationship with CPA

NFP Benefits Partners

NFP CHANNELS
Life Brokerage
NFP Firms
Highland Capital Brokerage
High Cap Producer Group
NFP BGAs
Wholesale
Retail
Benefits Partners
PartnersFinancial
Fusion
Alliances
TJ Raney
NFP UTILITIES
Insurance
Advisory & Investment Services
Benefits
Broker Dealer
NFP

GROWING DISTRIBUTION FOOTPRINT

CORPORATE BENEFIT SOLUTIONS
Employee Benefits
Voluntary Benefits
Executive Benefits
CLIENT
Retirement Benefits
Disability
Long-Term Care

TOTAL CLIENT SELLING
Employee
• Medical
• Dental
• Disability
• Life
• LTC
Retirement
• 401(k)
• Profit Sharing
• 403(b)
• Defined Benefit
• SEP, SIMPLE
Executive
• 409(a) Deferred Comp
• SERPS
• Executive Bonus Plan
• Savings Incentive Plan
• Executive Life Carve-Out
• LTC
Voluntary
• Life
• Disability
• Critical Illness
• Accident
• Limited Medical
Disability
• Multi-Life
• Guarantee Issue
• Business Overhead
• Business Buy-Out
LTC
• Individual Employee
• Executive Carve-Out

THE FIVE PART VALUE PROPOSITION

Intellectual Exchange

Intellectual Exchange
2006 National Conferences
2006 Regional Workshops
2006 Conference Calls

Core Products and Services

Core Products and Services
Business Centers
IDI/LTC
HSA
Wellness
Voluntary Benefits
Retirement Services
Executive Benefits

Information Technology

Information and Technology
Benchmark Reporting
Employee Surveys
MyCMO
MyBenefitsView
Medical Claims Analysis
Investment Due Diligence

Compliance & Regulatory Support

Compliance & Regulatory Support
We have developed a Regulatory and Compliance support service focused primarily on corporate benefits to assist our company, firms, producers, and clients to adopt sound business practices in compliance with applicable regulatory requirements.
• HIPAA Compliance
• COBRA Administration
• ERISA and Form 5500
• Retirement Plans
• HR Consulting
• HSAs & HRAs
• Cafeteria Plans & Spending Accounts

Practice Management

Practice Management
Practice Optimization Process

NFP

AIG American General

Allianz

Allstate Financial

Boston Mutual Life Insurance Company - 1891 -

CHC Century Healthcare

Genworth Financial

ING

John Hancock

LLOYD'S through Petersen International

MetLife

Nationwide

Principal Financial Group

SECURIAN

The Standard

TRANSAMERICA

UnitedHealthcare

UnumProvident

XS RE EXCESS REINSURANCE

NFP

BEST OF BREED PARTNERS Underwriting Marketing Support Client Service Claims Resolution Each carrier partner has a national Dedicated Resource Unit that includes decision makers affecting:

Benefit Associates inc.

LTCI
PARTNERS, LLC

401(k)
Producer Services

ALEXANDER BENEFITS

NETWORK SELLING - PLATFORM
PARTNERS
NFP Platform Partners
are acquired companies with wholesale
capabilities that provide products and services to other NFP firms in coordination with the marketing structure of the NFP distribution company.
Benefit Associates: Voluntary Enrollment/Communications
LTCI: Long-Term Care GA
401(k) Producer Services: Retirement Plan Sales Support
Alexander Benefits Consulting: Healthcare Industry Program
Launched February 2007 Spring Conference

SIGNATURE SERVICES
Specialized Publications
Preferred Carrier Relationships
Compliance & Regulatory Support
Wellness Programs
Employee Communication & Enrollment
Medical Advocacy
Technology Resources
International Benefits
HR Consulting & Legal Services
DECISION SUPPORT
Customized Benchmark Reports
Employee Benefits Survey
Medical Claims Analytics
Product & Service Evaluation
Fiduciary Guidance
Investment Due Diligence
CORPORATE BENEFIT SOLUTIONS
Executive Benefits
Employee Benefits
Voluntary Benefits
Retirement Benefits
CLIENT

CLIENT SERVICE MODEL UNIQUE TOOLS, CUSTOMIZED PACKAGING

Advisory & Investment Services

NFP CHANNELS
Life Brokerage
NFP Firms
PartnersFinancial
Highland Capital Brokerage
High Cap Producer Group
NFP BGAs
Wholesale
Retail
Benefits Partners
Alliances
Fusion
TJ Raney
NFP UTILITIES
Insurance
Advisory & Investment Services
Benefits
Broker Dealer
NFP

GROWING DISTRIBUTION FOOTPRINT

TOOLS & RESOURCES
Variable Annuity Search Engine
Mutual Fund Management System
Hedge Fund Database
Morningstar Advisor Workstation
Advisor Enterprise
Financial Planning Resource Center
Advisory Search Engine
Client Marketing Collateral
Conferences & Meetings
SALES SUPPORT
Technology
Due Diligence & Research
AIS Sales Desk
Fixed Annuity Sales Desk
Marketing
Education
INVESTMENT SOLUTIONS
Advisory Services
Annuities
Alternative Investments
Mutual Funds
NFP ADVISORY & INVESTMENT SERVICES

ADVISORY & INVESTMENT SERVICES TOTAL WEALTH MANAGEMENT

Advisor Enterprise
Powered by NFP Securities, Inc.

Russell

Genworth Financial

SIGMA
Fiduciary

AssetMark

ICON Advisers, Inc.

American Funds

OppenheimerFunds

AIM INVESTMENTS

WELLS Real Estate Funds

PUTNAM INVESTMENTS

Triple Net Properties, LLC

ICON

INLAND
Inland American
REAL ESTATE TRUST, INC.

Allianz

AXA

American Skandia
A Prudential Financial Company

John Hancock

ING

Nationwide Financial

PACIFIC LIFE

Ridgewood Energy

Jackson National Life Insurance Company

NFP

DIVERSE PRODUCT OFFERINGS BEST OF BREED SOLUTIONS

Advisor Enterprise

Powered by NFP Securities, Inc.

Advisor as
Portfolio
Manager

3rd Party
Fund
Strategist

Separate
Accounts

NFP

Multiple investment strategists, diverse investment offerings, powerful analytic tools, insightful research and dynamic reporting ONE INTEGRATED PLATFORM ASSET MANAGEMENT NFP’S CUSTOMIZED PLATFORM

The 5 Steps to Building a Planning Practice
Master These 5 Steps to Building Your Planning Practice
5 STEPS TO BUILDING YOUR PLANNING PRACTICE
POWER
PHRASES
PLANS
PROCESS
PEOPLE
What May Your 401(k) Be Worth?
Introduction
Summary of Input
Analysis
What May Your 401(k) Be Worth?
Asset Allocation Results
Current Portfolio
Target Portfolio Capital Growth I
Returns and Inflation Rate
Portfolio Comparison
A Blueprint for Your Financial Future
Helping You Grow, Preserve & Transfer Your Wealth
NFP Securities, Inc.

FINANCIAL PLANNING A GROWTH BUSINESS PACKAGING INTELLECTUAL CAPITAL

NFP Securities, Inc.

NFP CHANNELS
Life Brokerage
NFP Firms
PartnersFinancial
Highland Capital Brokerage
High Cap Producer Group
NFP BGAs
Wholesale
Retail
Benefits Partners
Fusion
TJ Raney
Alliances
NFP UTILITIES
Insurance
Advisory & Investment Services
Benefits
Broker Dealer
NFP

GROWING THE DISTRIBUTION FOOTPRINT

% Change in Broker Dealer Revenues
More Revenue
Less Revenue

= Size of circle represents average production / rep relative to competitors
Source: Financial Planning Magazine Survey, June 2001 - 2006
% Increase in Number of Producing Reps
More Producing Representatives Fewer Producing Representatives
-40.0%
-20.0%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
140.0%
160.0%
180.0%
-60.0% -40.0% -20.0% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0%
NFPSI
LPL
$230K
$151K
$221K
Commonwealth
Securities
America
$156K
FNIC
$91K
$185K
Raymond
James
$140K
FSC
Royal
Alliance
$161K
NFPSI GROWTH:  5 YEAR TRENDS (’01 – ’05)
COMPARING THE TOP INDEPENDENT BDs IN THE UNITED STATES

My Resource View
NFP
National Financial Partners
Producer Solutions
Sales & Marketing
Business Processing
Client Management
Business Operations
Efficient Office
Short Cuts
Departments
Technology Resources
Advisory & Investments
Brokerage Services
Registration & Transitions
Practice Management
Business Processing Guide
Compliance
Sales Supervision
Producer Compensation
Training & Education
Headlines
Archives >>
Headline Number 1 Goes Here
Headline Number 2 Goes Here
Headline Number 3 Goes Here
Calendar
Monday
Tuesday
Wednesday
Thursday
Friday
Event Title Here
Event Title Here
Event Title Here
AIS Corner
Advisor Enterprise Makes a Different
By assembling multiple strategists, a full range of investment products, powerful analytic tools, insightful research and dynamic reporting in one single platform.
Advisor Enterprise is designed to make your practice more efficient.
Learn More >>
BD Spotlight
Introducing OLAE!
The new On-Line Account Establishment system from NFP Securities, Inc.
With OLAE, NFP Securities has developed a way to create and update your client account records online. Additionally, you will be able to submit direct business applications to your OSJ for approval online rather than by mail and soon be able to submit Brokerage business the same way...
Learn More >>
Staff Utilities
Support
Manuals
Calculators
How To
Forms
Wealth Mgmt. Tools
Open a New Account
Scan a Document
Add a Client
Top Tools
Trail Reports
OLAE Enhancements
Rep Retro Reports
Compliance Portal
Advertising Marketing Mall
FOR BROKER DEALER USE ONLY. NOT FOR DISTRIBUTION TO THE PUBLIC
Copyright © 2002-2006 NFP Securities Inc. All rights reserved
Questions? email: info@nfpsecurities.com

INTEGRATED DESKTOP CAPABILITIES FINANCIAL PLANNER TOOLS

SUMMARY / CONCLUSIONS
The Channels and Utilities model is unique
and scalable
All of NFP’s utilities have scale and
experienced leadership
NFP can attract both specialist firms and
diversified firms
Powerful support to grow new revenue sources
NETWORK SELLING is enhanced by the
distribution company’s open architecture

2007 Investor Conference Mark Biderman, Executive Vice President and Chief Financial Officer March 13, 2007

AGENDA Corporate Update Capital Structure Initiatives General & Administrative Expenses Firm Update Firm Margin & Earnings Analysis Return on Invested Capital

CONTINUED GROWTH
Key assumptions
Same Store Revenue, Net Revenue and Income
Before Management Fees Growth
–
Mid to high single digits in 2007 and high single digits in 2008
Management Fee Percentage
–
Low 50s
Commissions & Fees Expense Percentage
–
31% to 32%
General & Administrative
12% growth in 2007, excluding employee stock
purchase plan
2007 & BEYOND

Historical Transactions Rationale for January Transactions Effect on Diluted Shares IMPROVE SHAREHOLDER RETURNS CAPITAL STRUCTURE INITIATIVES

HISTORICAL TRANSACTIONS
CAPITAL STRUCTURE INITIATIVES
2004 2004
2002 2002
2003 2003 2005 2005
2006 2006
2007 2007
April 2003: $90M
credit facility
September 2003: $240M September 2003: $240M
Initial Public
Offering
June 2005: $175M June 2005: $175M
credit facility credit facility
August 2006: $212.5M August 2006: $212.5M
credit facility
January 2007: NFP
completes $230M
Convertible, $86M
Secondary Offering
and $107M Share
Buyback
March 2004: March 2004:
$222M Secondary $222M Secondary
Offering Offering
August 2005: $302M August 2005: $302M
Secondary Secondary Offering Offering
September 2006: September 2006:
$56M Secondary $56M Secondary
Offering Offering

IMPROVE SHAREHOLDER RETURNS
Convertible Senior Notes
Optimizes capital structure
Attractive financing terms
–
0.75% coupon
–
Approximate 1.4% effective annual expense including amortization of costs/underwriting fees
Bond Hedge and Warrant Purchase
Reduces long-term dilution
Increases effective conversion price
Share Repurchase
Accretive to EPS
Secondary Sale of Common Stock
Provides orderly liquidity for stockholders and reduces overhang
CAPITAL STRUCTURE INITIATIVES

PRO FORMA CAPITAL STRUCTURE
(a) $94.6M of the proceeds from the offering were utilized to pay down existing amounts under the credit facility at the time of the offering (1/17/2007).  However, for purposes of this presentation, a portion of the $94.6M in proceeds is an increase to cash because borrowings as of 12/31/06 were less than the actual pay down.
(b) The additional paid-in capital adjustment includes the net effect of the bond hedge, warrants and the options exercised as a result of the secondary.
Some adjustments are estimates and may change significantly.
CAPITAL STRUCTURE INITIATIVES
(Amounts in 000's)
Actual Pro Forma Change
Cash (a) 98,206 $    112,732 $      14,526 $
Debt:
Credit Facility 83,000       -                (83,000)
Convertible Senior Notes -             230,000         230,000
Total Debt 83,000       230,000         147,000
Stockholder's Equity:
Common Stock 4,019         4,054             35
Additional paid-in capital (b) 706,512     712,772         6,260
Retained Earnings 101,281     100,881         (400)
Treasury Stock (36,940)      (143,545)       (106,605)
Total Stockholder's Equity 774,872     674,162         (100,710)
Total Capitalization 857,872 $  904,162 $      46,290 $
Authorized shares 180,000     180,000         -
Issued shares 40,251       40,600           349
Outstanding shares 38,749       36,798           (1,951)
Treasury stock 1,438         3,738             2,300
As of December 31, 2006

CALL SPREAD RATIONALE
Purchased call offsets/eliminates dilution at conversion price
Warrant strike price ranges from $70 to $83 and becomes the
effective conversion price
If the stock price appreciates above the then current warrant exercise price, the warrant exercise price will be fixed
If NFP stock is above the warrant strike price at
maturity/conversion, the Company essentially bought stock at
$46.35 and sold stock between $70 and $83
If NFP stock is below the warrant strike price at
maturity/conversion, the Company borrowed $230 million at a
low cost
$46.35 $46.35
Price on transaction Price on transaction
date date
$55.62 $55.62
Convert. & Purchased Call Convert. & Purchased Call
Exercise Price Exercise Price
(20% premium) (20% premium)
~ $70 ~ $70 ~ $83 ~ $83
Range of exercise price Range of exercise price
of warrants of warrants
CAPITAL STRUCTURE INITIATIVES

Cumulative Additional Diluted Shares
-
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
2007 2008 2009 2010 2011 2/1/2012
EFFECT ON DILUTED SHARES
The bond hedge reduces dilution upon exercise
The bond hedge reduces dilution upon exercise
Note:  Graph above assumes linear stock price appreciation and all notes are converted at maturity.
20% annual share 20% annual share
price appreciation price appreciation
15% appreciation 15% appreciation
10% appreciation 10% appreciation
CAPITAL STRUCTURE INITIATIVES

COMMITMENT TO SUPPORTING FIRM GROWTH General & Administrative Expenses Historical Trends 2007

HISTORICAL TREND: LEVERAGE
GENERAL & ADMINISTRATIVE EXPENSE
0.5%
4.8%
11.7%
7.8%
5.1%
5.7% 5.7%
5.9%
4.0%
4.2%
0.2%
0.6%
0%
2%
4%
6%
8%
10%
12%
2000 2001 2002 2003 2004 2005 2006
G&A Addt'l Legal Expense Stock Based Comp.
0.4%
5.5%
0.2%
Ratio of corporate general & administrative expenses (G&A) to revenue continues to decline in 2006, despite slowed revenue growth
Graph above includes stock based compensation for 2003 and going forward.  Note that in 2003 stock based compensation was $0.2M or 0.04% of revenue.

Compensation & benefits is an increasing portion of G&A spending largely due to increased hiring
Professional fees include Sarbanes-Oxley and additional legal expenditures
HISTORICAL TREND: MIX
GENERAL & ADMINISTRATIVE EXPENSE
49%
41%
39%
47%
33%
28%
24%
23%
10%
22%
15%
7%
5%
5%
4%
12%
22%
1%
4%
10%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2003 2004 2005 2006
Compensation & Benefits Other (Insurance, maintenance, T&E, etc.)
Professional Fees Occupancy Expense
Stock Based Comp

Increase in headcount at the corporate level is necessary to support the firms’ operational, financial, human resources and compliance related needs in order to facilitate the continued success of NFP firms
61
72
97
126
0
25
50
75
100
125
150
175
2003 2004 2005 2006
Corporate Headcount
Note: Headcount includes certain employees whose expenses are split with corporate and
NFPSI/NFPISI and firms.
HISTORICAL TREND: HEADCOUNT
GENERAL & ADMINISTRATIVE EXPENSE

In recent years, headcount has grown faster than G&A
expense showing NFP’s ability to leverage corporate level
expenses
16%
18%
30%
5%
27%
35%
7%
35%
0%
10%
20%
30%
40%
2003 2004 2005 2006
G&A Headcount Growth
HISTORICAL TREND: HEADCOUNT
GENERAL & ADMINISTRATIVE EXPENSE
Note: Headcount growth in 2003 is an estimate.  Additional legal expense is not included in G&A growth in 2005 and 2006.

2007
G&A is expected to grow approximately 12% in
2007
Includes stock based compensation
– Long-term incentive plan for corporate employees will flatten out in 2007 because the initial 3-year vesting period has
elapsed
Excludes costs related to Employee Stock Purchase
Plan which is estimated to be approximately $0.5
million
Approximately 10% ongoing growth
GENERAL & ADMINISTRATIVE EXPENSE

FIRM MARGIN & EARNINGS ANALYSIS Commissions & Fees Expense Operating Expenses Management Fees Same Store Earnings Growth

22.9% 21.7% 23.3% 22.0% 19.6% 18.5% 0% 10% 20% 30% 2001 2002 2003 2004 2005 2006 Gross Margin After Management Fees as a Percentage of Revenue GROSS MARGIN PERCENTAGE HISTORICAL TREND

HISTORICAL TREND Commissions & Fees Expense as a Percentage of Revenue 25.2% 26.4% 24.0% 25.6% 27.8% 32.3% 0% 10% 20% 30% 40% 2001 2002 2003 2004 2005 2006 COMMISSIONS & FEES EXPENSE

Revenue Shift: An increasing percentage of revenue is from
wholesale firms, which have higher payouts
2005 & 2006 REVENUE SHIFT
COMMISSIONS & FEES EXPENSE
8%
26%
15%
22%
74% 78% 85% 92%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2003 2004 2005 2006
Wholesale Non-Wholesale

Payout Shift: Both wholesale and non-wholesale payouts have
increased over time
PAYOUT SHIFT
COMMISSIONS & FEES EXPENSE
Commission Payouts
23%
22%
23%
28%
37%
46%
44%
46%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
2003 2004 2005 2006
Non-Wholesale Wholesale

(% growth)
2003
2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006

Commission shift caused same store and net same
store revenue growth to diverge midway through 2005
Divergence narrowed in the second half of 2006
NET SAME STORE REVENUE GROWTH
COMMISSIONS & FEES EXPENSE
-20%
-10%
0%
10%
20%
30%
40%
Same Store Net Same Store

HISTORICAL TREND
OPERATING EXPENSES
Firms continue to become more efficient over time
Firm expenses grow slower than revenue
Firms motivated to grow earnings
Drivers of operating expenses
Level and nature of acquisition activity
Investment in new strategies by Principals

HISTORICAL TREND
Operating Expense as a Percentage of Revenue
33.3%
33.1%
32.4%
29.7%
29.2%
29.0%
0.3%
0%
10%
20%
30%
40%
2001 2002 2003 2004 2005 2006
OPERATING EXPENSES
28.7%
Note: In 2006, $2.7M of stock based compensation, which represents 0.3% of revenue, was included in operating expenses pursuant to FAS 123R.

MANAGEMENT FEES
HISTORICAL TREND
Management Fees as a Percentage of Total Gross Margin Before Management Fees
3.6%
4.1%
45.4%
47.6%
45.9%
44.8%
49.2%
48.1%
3.2%
0%
20%
40%
60%
2001 2002 2003 2004 2005 2006
Management Fee Incentive Accrual Change in Calc.
In 2005, a change in calculation impacted management fee % by 1.6%
1.6%
44.8%
46.5% 46.6%
50.8%
54.4%
52.2%

NFP acquires the entire legal entity of its firms, but in
effect, only a portion of the economic interest
Basic management fees can be volatile
NFP’s economic interest among firms varies
Seasonality of business
BASIC MANAGEMENT FEES
MANAGEMENT FEES

Target by Economic Ownership %
(For 2006)
90%
10%
Less than 40% 40% and over
% of Producer Earnings by Economic
Ownership % (For 2006)
81%
19%
Less than 40% 40% and over
VARIED ECONOMIC INTEREST
BASIC MANAGEMENT FEES

Example Firm
Base: $1,000,000 Target: $2,000,000
SEASONALITY
First Quarter Second Quarter Third Quarter Fourth Quarter Total
Pro Rata Base 250,000 $       250,000 $             250,000 $        250,000 $           1,000,000 $
Pro Rata Target 500,000          500,000                500,000           500,000              2,000,000
Firm Earnings 250,000          350,000                400,000           1,000,000           2,000,000
NFP Portion 250,000          250,000                250,000           250,000              1,000,000
Management Fee - $               100,000 $             150,000 $        750,000 $           1,000,000 $
Management Fee % 0.0% 28.6% 37.5% 75.0% 50.0%
BASIC MANAGEMENT FEES

3-Year Avg. Growth Rate Over Initial Target
3.75x
5.00x
3.00x
0.50x
2.50x
1.25x
0.00x
1.00x
2.00x
3.00x
4.00x
5.00x
0%-10% 10%-15% 15%-20% 20%-25% 25%-30% 30%-35% >35%
TYPICAL INITIAL EARNOUT: STRUCTURE
Principals are paid a multiple of base earnings in accordance with the
3-year average growth rate of target earnings
If an earnout is achieved, the incentive target is set at a higher level for the ongoing incentive plan
Earnout is part of purchase price consideration and is not a management fee expense
MANAGEMENT FEES

Base & Target
Base                          $ 1,000,000
Target $ 2,000,000
Base/Target Ratio 50%
Earnout Calculation
Three-year Avg. Growth Rate 20%
Multiple of Base Earnings
Earned 2.5x
Initial Earnout Paid $   2,500,000
Earnings
Earnings Year 1                         $ 2,400,000
Earnings Year 2 $ 2,880,000
Earnings Year 3 $ 3,456,000
Total Earnings $ 8,736,000
Incentive Target for Ongoing Plan
Total Earnings $ 8,736,000
Average Earnings Per Year $ 2,912,000
Target for Ongoing Incentive
Plan (Avg. Earnings) $ 2,912,000
The initial earnout is generally paid in a combination of cash and stock as dictated by the purchase agreement
The earnout is capitalized as additional goodwill
TYPICAL INITIAL EARNOUT: EXAMPLE
MANAGEMENT FEES

Note:  For incentive periods beginning on or after 1/1/05, between 30%-50% of the bonus is awarded in stock.  For every dollar of stock awarded, the Principal receives $0.50, which is the additional cash for stock election.  The above graph assumes that the minimum stock amount (30%) is elected.
35%
40%
30%
5%
25%
20%
0%
10%
20%
30%
40%
50%
0%-10% 10%-15% 15%-20% 20%-25% 25%-30% 30%-35% >35%
46%
40%
35%
29%
23%
6%
3-Year Avg. Growth Rate of Incentive Target
Bonus Additional Cash for Stock Election
The ongoing incentive plan pays an increasing proportion of NFP’s share of earnings based on growth above an incentive target
ONGOING INCENTIVE: STRUCTURE
MANAGEMENT FEES
Based on 3-Year Cycles

Ongoing Incentive Target Ongoing Incentive Calculation
Total Earnings $15,095,808
Less: 3x Incentive Target $  8,736,000
Excess Earnings Above
Incentive Target $  6,359,808
Implied growth rate from
Incentive target 25% to 30%
NFP’s Share of Earnings Above
Target $   3,179,904
% of NFP’s Share Paid 30%
Value of Incentive (30% x $3.2M) $       953,971
Addt’l Cash Payment (assumes
30% stock election) $       143,096
Total Incentive Payment $    1,097,067
Earnings
Earnings Year 4                         $  4,147,200
Earnings Year 5 $  4,976,640
Earnings Year 6 $  5,971,968
Total Earnings $15,095,808
Firm grows 20% per year in first 6 years
Target for Ongoing Incentive
Plan (Avg. Earnings) $ 2,912,000
ONGOING INCENTIVE: EXAMPLE
MANAGEMENT FEES

Firm grows at constant rate
For the accrual computation, incentive target is constant
ONGOING INCENTIVE: ACCRUAL EXAMPLE
MANAGEMENT FEES
Yrs 4-6 over Yrs 1-3
Year 4 Year 5 Year 6 Total % Change
Earnings 4,147,200 $       4,976,640 $     5,971,968 $     15,095,808 $   72.8%
Earnings Growth/Decline 20% 20% 20%
Basic Management Fee 2,073,600 $       2,488,320 $     2,985,984 $     7,547,904 $     72.8%
Incentive Management Fee Expense 142,048             332,304           622,715           1,097,067 $     NM
Total Management Fee 2,215,648 $       2,820,624 $     3,608,699 $     8,644,971 $     97.9%
Management Fee % 53.4% 56.7% 60.4% 57.3%
Contribution to NFP's Gross Margin 1,931,552 $       2,156,016 $     2,363,269 $     6,450,837 $     47.7%
Ongoing Incentive
Note:  Assumes firm earnings grew 20% in years 1 to 3.

Firm grows at an increasing rate
ONGOING INCENTIVE: ACCRUAL EXAMPLE
MANAGEMENT FEES
Yrs 4-6 over Yrs 1-3
Year 4 Year 5 Year 6 Total % Change
Earnings 4,147,200 $       5,391,360 $     7,547,904 $     17,086,464 $   95.6%
Earnings Growth/Decline 20% 30% 40%
Basic Management Fee 2,073,600 $       2,695,680 $     3,773,952 $     8,543,232 $     95.6%
Incentive Management Fee Expense 142,048             498,714           1,279,845        1,920,607 $     NM
Total Management Fee 2,215,648 $       3,194,394 $     5,053,797 $     10,463,839 $   139.6%
Management Fee % 53.4% 59.3% 67.0% 61.2%
Contribution to NFP's Gross Margin 1,931,552 $       2,196,966 $     2,494,107 $     6,622,625 $     51.6%
Ongoing Incentive
Note:  Assumes firm earnings grew 20% in years 1 to 3.

Firm grows in early years and then declines
ONGOING INCENTIVE: ACCRUAL EXAMPLE
MANAGEMENT FEES
A decline in a firm’s earnings may cause a reversal
of the accrual
Yrs 4-6 over Yrs 1-3
Year 4 Year 5 Year 6 Total % Change
Earnings 4,147,200 $       3,525,120 $     2,820,096 $     10,492,416 $   20.1%
Earnings Growth/Decline 20% -15% -20%
Basic Management Fee 2,073,600 $       1,762,560 $     1,410,048 $     5,246,208 $     20.1%
Incentive Management Fee Expense 142,048             (88,909)           (53,139)           - $               NM
Total Management Fee 2,215,648 $       1,673,651 $     1,356,909 $     5,246,208 $     20.1%
Management Fee % 53.4% 47.5% 48.1% 50.0%
Contribution to NFP's Gross Margin 1,931,552 $       1,851,469 $     1,463,187 $     5,246,208 $     20.1%
Ongoing Incentive
Note:  Assumes firm earnings grew 20% in years 1 to 3.

Incentive target is fixed when a firm reaches the
equivalent of 35% annual growth over its original
target in an incentive cycle
MAXIMUM INCENTIVE TARGET
MANAGEMENT FEES
EXAMPLE FIRM
Original Target Earnings 2,000,000 $
Average Annual Growth to Achieve Maximum Target 35%
Earnings Year 1 of Cycle 2,700,000 $
Earnings Year 2 of Cycle 3,645,000
Earnings Year 3 of Cycle 4,920,750
Total Earnings Years 1 to 3 of Incentive Cycle 11,265,750 $
Average Earnings Years 1 to 3 (Maximum Incentive
Target)
3,755,250 $

Firms are purchased and principals are compensated
based on earnings growth, not margin percentage
SAME STORE EARNINGS GROWTH
THE BOTTOM LINE
Yearly Trend
2004 2005 2006
"Same store" revenue growth 16.2% 22.4% 5.4%
Net "same store" revenue growth 15.7% 17.0% 1.4%
"Same store" income before management fees growth 16.3% 19.8% -3.4%
"Same store" earnings growth* 8.2% 13.4% -3.5%
*Does not include incentive accruals

Same store earnings growth strongly positive in
2004 and 2005 but volatile and difficult to predict
The decline in 2006 was due largely to expense
growth
The difference between same store net revenue
and same store earnings growth in 2004 was due
to the different economic interests among firms
KEY DRIVERS
SAME STORE EARNINGS GROWTH

NFP expects quarterly and yearly same store earnings
growth to continue to be volatile
However, same store earnings growth should resume a
positive trend in 2007
Increased cross selling among NFP firms and the
leveraging of the NFP network
Firms that have invested in their business will likely
start to realize the returns
NFP believes industry trends will stabilize and
improve
Easier period over period comparable in the second
half of the year
2007 & BEYOND
SAME STORE EARNINGS GROWTH

STRONG RETURNS Overall Return Effectiveness of Incentives Consistent Return RETURN ON INVESTED CAPITAL

The return on investment (ROI) of NFP’s firms
owned for over a year as of 12/31/2006 was 22%*
The average multiple for firms acquired through 2005
is approximately 5.5x so if NFP firms did not grow the
return would be approximately 18%
Firm growth enhances return by over 20%
Incentive programs are effective in rewarding firm
Principals and enhance return for NFP and its
shareholders
OVERALL RETURN
RETURN ON INVESTMENT
(*) Weighted by base

INCENTIVE PLANS - EARNOUT
RETURN ON INVESTMENT
26%
22%
0%
5%
10%
15%
20%
25%
30%
Achieved earnout Did not achieve earnout
ROI of firms that have completed the initial earnout
period (firms owned for 3 or more years)

FIRMS OWNED THREE YEARS 52% 48% No earnout achieved Base that has Completed Initial Earnout Initial earnout earned About half of base that is eligible has achieved earnout INCENTIVE PLANS

INCENTIVE PLANS – ONGOING PLAN
RETURN ON INVESTMENT
ROI of firms that have completed the first iteration of the
ongoing incentive plan (firms owned for 6 or more years)
20%
30%
0%
5%
10%
15%
20%
25%
30%
Achieved ongoing
incentive
Did not achieve
ongoing incentive

Return on Investment
31%
29%
23%
19%
0%
5%
10%
15%
20%
25%
30%
35%
Neither
incentive
Only earnout Only ongoing
incentive
Both
Incentives
FIRMS OWNED SIX YEARS
INCENTIVE PLANS
Firms owned for six years or more

FIRMS OWNED SIX YEARS
27%
41%
No incentive earned
Base that has Completed Initial Earnout & Ongoing
Incentive Period
Initial earnout and
ongoing incentive
earned
19%
13%
Only ongoing
incentive earned
Only initial earnout
earned
Over half of base that is eligible has achieved an
incentive (firms owned for 6 or more years)
INCENTIVE PLANS

RETURN ON INVESTMENT
24%
25%
0%
5%
10%
15%
20%
25%
30%
Return in 1st Three Years
Owned by NFP
Return in 2nd Three Years
Owned by NFP
Return of firms over time remains consistent
CONSISTENT RETURN
Includes firms that have completed at least three or six years, as appropriate.

TO CONCLUDE
NFP model and incentive plans are working and
lead to higher returns for shareholders
Firms have achieved same store growth
Firm growth has produced return on invested
capital well in excess of returns expected by the
base acquired multiple

2007 Investor Conference Robert (Bob) Carter Bruce Callahan PartnersFinancial Founders March 13, 2007

OUTLINE
History of PartnersFinancial and NFP
Why did it work?
Industry timing
Entrepreneurial needs
Co-ownership
Why is it still working?
Ideas, innovation, intellectual capital
Carrier access and influence
Integrated Technology
Institutional Identity; Brand
Firm growth and succession
Why it will work in the future
Balancing culture with growth
Using scale/capital against competitors
Interpreting and responding to industry trends

HISTORY OF Partners
Financial
&
NFP
The Partners
Group Founded
Pre-1986
Carter-
Experienced
Life Producer
Background
RADA-
Merger-
Reorganization-
into Co-owned-
Marketing &-
Reinsurance Co.-
Steady-
Growth-
Formed-
Partners-
Securities-
Formed-
Partners-
Benefits-
Sought-
Private-
Equity-
NFP Founded
with Apollo-
Backing-
Acquisition-
Focus
1987
1990
1992
1992-1996
1996
1997
1997-1998
1999
1999-2003
IPO at
$23
2003
Callahan-
Insurance Co.
Senior Mgmt.
Background
Jan 18 2007
Jessica-
Bibliowicz-
Joins NFP-
as CEO
1999 2007

NFP CHANNELS
Life Brokerage
NFP Firms
ghland Capital
Brokerage
High Cap
Producer Group
NFP BGAs
Wholesale
Retail
Benefits Partners
Alliances
Fusion
TJ
Hervey
NFP UTILITIES
Insurance
Advisory &
Investment
Services
Benefits
Broker
Dealer

BASIC METRICS Over 200 Firms in 38 states Strict membership standards 30 Person Marketing Team in Austin

MISSION AND VISION
STATEMENT
PartnersFinancial is a client-focused community of
selected, independent, Life-Insurance based firms with
significant Benefit and Investment Advisory components
Our unique culture encourages sharing, innovation,
leverage, and objectivity
We are dedicated to growing our firms and building a
strong organization to support mutual success

WHY DID IT WORK? Industry timing Entrepreneurial needs Co-ownership

Pre-1970 to Present Career Agency System Company Agents Clients WHY DID IT WORK: INDUSTRY TIMING

Agents Company 1970s to Present Independent Clients WHY DID IT WORK: INDUSTRY TIMING

1980s to Present Member Firms and Agents •Producer Group •IMO •Institution Company Clients WHY DID IT WORK: INDUSTRY TIMING

The Future - Differentiation Company Financial Services Company Member Firms and Agents Clients WHY DID IT WORK: INDUSTRY TIMING

Three Insights that Affected the Development
Three Insights that Affected the Development
of Producer Groups:
of Producer Groups:
John Watts
John Watts
“The
“The
Financial
Financial
Services
Services
Shock
Shock
Wave”
Wave”
–
–
1983
1983
Dan Sullivan
Dan Sullivan
“The
“The
21
21
st
Century
Century
Agent”
Agent”
–
–
1990
1990
Morgan Stanley
Morgan Stanley
“Financial
“Financial
Services:
Services:
Deregulation
Deregulation
&
&
Technology”
Technology”
–
–
1999
1999
WHY DID IT WORK:
INDUSTRY TIMING

“
In the future, Independent Financial Service
practitioners will find a  networking system
mandatory to survival and client satisfaction.  The
group strength found in networks formed for
buying power, advanced technology, and
proprietary research will separate salesmen from
businessmen.”
John Watts
“The Financial Services Shock Wave”
WHY DID IT WORK:
INDUSTRY TIMING

“A natural consequence of the upheavals within the life
insurance industry has been the emergence of producer
groups.  These are federations of autonomous agents who
have chosen to band together to secure the economies of
scale of an insurance company without the bureaucratic
limitations of the career agency systems.  One hundred or
more autonomous agents joined in a producer group can
negotiate more powerfully with insurance companies than
can a single agent. Recognize that you are the buyer and
the insurance companies are the seller. Instead of pursuing
individual favors/subsidies, cut a collective deal that
reinforces your personal autonomy.”
Dan Sullivan
“The 21
st
Century Agent”
WHY DID IT WORK:
INDUSTRY TIMING

“Size will be increasingly important to distribution
companies given the daunting costs of these various
needs – retraining, product support, and technology.
Technology, in particular, stands out as a great
productivity enhancer and tool for attracting and
retaining customers – but one with a fancy price tag up
front.  We also envision the larger distribution
companies having to spend handsomely to promote
their brand names and create images of solid advice,
convenience, and fair pricing.”
Morgan Stanley Dean Witter
“Financial Services:  Deregulation and Technology”
WHY DID IT WORK:
INDUSTRY TIMING

WHY DID IT WORK? Industry timing Entrepreneurial needs Co-ownership

Industry timing Entrepreneurial needs Co-ownership “Partners, not agents or brokers” WHY DID IT WORK?

WHY IS IT STILL WORKING? Ideas, innovations, intellectual capital Conferences Study Groups Email / Blogs Think Tanks

Carrier access and influence Competition for resources Dedicated Resource Units VIP status with every carrier Aggregated compensation WHY IS IT STILL WORKING?

Integrated Technology “Best of Breed” integration Ease of business “in the system” Multiple business line focus WHY IS IT STILL WORKING?

Institutional Identity; Brand NYSE credibility Balance independence and institutional positioning Platform Partners WHY IS IT STILL WORKING?

Firm growth and succession Practice Management promotion Recruiting standards NFP transaction promoted WHY IS IT STILL WORKING?

WILL IT WORK IN THE FUTURE? Balancing culture with growth Using scale/capital against competitors Interpreting and responding to industry trends